                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported)  March 31, 1996



                        Federal Realty Investment Trust
           --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         District of Columbia           1-7533             52-0782497
     ----------------------------    ------------     -------------------
     (State or other jurisdiction    (Commission      (IRS Employer
     of incorporation)               File Number)     Identification No.)


     4800 Hampden Lane, Suite 500, Bethesda, Maryland            20814
     ------------------------------------------------          ----------
     (Address of principal executive officers)                 (Zip Code)


       Registrant's telephone number including area code:   301/652-3360
                                                           -------------




EXHIBIT INDEX APPEARS ON PAGE 3.

Item 5.   Other Events

          Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at March 31, 1996.


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.

          99   Supplemental portfolio information at March 31, 1996



                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FEDERAL REALTY INVESMENT TRUST



Date:  May 17, 1996                /s/Cecily A. Ward//
                                   -----------------------------
                                   Cecily A. Ward
                                   Vice President, Controller

                                 EXHIBIT INDEX

Exh No.   Exhibit                                                     Page No.
- -------   -------                                                     --------
  99      Supplemental portfolio information at March 31, 1996           4

                                      -3-